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     SUPPLEMENT NO. 2 dated July 2, 2001
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TO   PROSPECTUS dated February 1, 2001
     (supplanting Supplement No. 1 dated May 8, 2001)


FOR  STATE STREET RESEARCH AURORA FUND
     A SERIES OF STATE STREET RESEARCH CAPITAL TRUST


AVAILABILITY OF SHARES

At the present time, shares of the fund are available on a limited basis to new and existing shareholders through certain brokers and other financial professionals. Fund shares are also available through certain existing 401(k) plans and for the reinvestment of dividends and distributions of existing shareholders.

The fund reserves the right to accept new investments or suspend the sale of shares from time to time without further notice or supplement to the prospectus.

For further information, please contact your broker or other financial professional or call the State Street Research Service Center at 1-87-SSR-FUNDS (1-877-773-8637).

INVESTMENT MANAGEMENT

Under the above caption on page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

"John F. Burbank has been responsible for the fund's day-to-day portfolio management since April 2001. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1968."

[LOGO] STATE STREET RESEARCH                                        AR-4134-0601
                                                 Control Number: (exp0202)SSR-DD